Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2012 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.30, INCOME BEFORE TAXES OF $150 MILLION ON $304 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.24.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 19, 2012 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.30 for the quarter ended March 31, 2012, compared to diluted earnings per share on a comprehensive basis of $0.41 for the same period in 2011.

Reported results on a comprehensive basis reflect the GAAP convention adopted in 2011 that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, currency translation results were reported as a component of changes in Total Equity in the Statement of Financial Condition.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.24 for the quarter ended March 31, 2012, compared to diluted earnings per share of $0.38 for the same period in 2011.

Net revenues were $304 million and income before income taxes was $150 million for this quarter, compared to net revenues of $368 million and income before income taxes of $222 million for the same period in 2011.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on June 14, 2012 to shareholders of record as of June 1, 2012.

Business Highlights

•	49% pretax profit margin for this quarter.
•	52% Electronic Brokerage pretax profit margin for this quarter.
•	46% Market Making pretax profit margin for this quarter.
•	Customer equity grew 17% from the year-ago quarter to $28.9 billion and customer accounts increased 16%.
•	Cleared DARTs increased 1% from the year-ago quarter to 391,000.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes decreased 7%, to $83 million, in the quarter ended March 31, 2012 compared to the same period last year.  Commissions and execution fees decreased 8% from the year-ago quarter, reflecting lighter customer trading activity.  Annualized DARTS per cleared customer account were 511 in this quarter, compared to 597 for the same period in 2011.  These declines were consistent with lower industry volumes in this quarter compared to the same period last year.

Customer accounts grew 16% to 195,000 from the year-ago quarter.   Customer equity increased 17%, to $28.9 billion, from the year-ago quarter.  Net interest income grew 14% from the year-ago quarter.  Pretax profit margin was 52% for this quarter, down from 55% in the same period last year.  Total DARTs(1) for cleared and execution-only customers increased 1% to 428,000 from the year-ago quarter.  Cleared DARTs were 391,000 in this quarter, 1% higher than the same period last year.

Market Making
Market Making segment income before income taxes decreased 51%, to $66 million, for the quarter ended March 31, 2012 from the same period in 2011.  This decrease was driven by a swing in currency translation gains, which contributed 80% of the decline, reflecting a $1 million loss in this quarter, compared to a $54 million gain in the year-ago quarter.  Currency translation effects are reported as part of Trading Gains in the Market Making segment.  The remaining decrease reflected lower volatility levels and the actual-to-implied volatility ratio, which was at its lowest level in two years.  This negatively impacted market making profits because trading gains are impacted by actual volatility, while the cost of hedging is driven by implied volatility.  Bid-offer spreads in U.S. options remained stable. Pretax profit margin was 46% in this quarter, compared to 67% in the same quarter last year.  Market Making options contract volume increased 21%; and futures and stock volume decreased 18% and 19%, respectively, from the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In this quarter, our currency hedging program increased our comprehensive earnings as the U.S. dollar value of the GLOBAL increased by approximately 0.7%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s early adoption of U.S. GAAP guidance (2) issued in June 2011 that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.  In periods prior to the quarter ending June 30, 2011, we reported non-GAAP measures for the purpose of incorporating all currency translation gains and losses in the Statement of Income.  This reporting method is now required under GAAP guidance.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, April 19, 2012, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2007	99,086		72,931		16,638		188,655		752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968

1Q2011	14,488		38,023		4,458		56,969		919
1Q2012	15,045	4%	37,521	-1%	4,826	8%	57,392	1%	926

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	673,144		83,134		47,324,798
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%

1Q2011	168,164		24,138		22,028,447
1Q2012	180,786	8%	21,690	-10%	17,862,025	-19%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	447,905		14,520		24,558,314
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%

1Q2011 **	97,595		3,428		2,633,325
1Q2012 **	118,438	21%	2,828	-18%	2,138,451	-19%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	225,239		68,614		22,766,484
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%

1Q2011	70,569		20,710		19,395,122
1Q2012	62,348	-12%	18,862	-9%	15,723,574	-19%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	51,586		66,278		20,353,584
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%

1Q2011	33,762		20,332		18,722,839
1Q2012	33,377	-1%	18,646	-8%	15,115,753	-19%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	1Q2012	1Q2011	% Change
Total Accounts	195	168	16%
Customer Equity (in billions) *	$28.9	$24.8	17%

Cleared DARTs	391	387	1%
Total Customer DARTs	428	423	1%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.01	$4.38	-8%
DART per Avg. Account (Annualized)	511	597	-14%
Net Revenue per Avg. Account (Annualized)	$3,240	$3,891	-17%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months
		Ended March 31,
		2012	2011
		(in millions)

Electronic Brokerage	Net revenues	$159.3	$163.7
	Non-interest expenses	75.9	73.6

	Income before income taxes	$83.4	$90.1

	Pre-tax profit margin	52%	55%

Market Making	Net revenues	$142.4	$202.3
	Non-interest expenses	76.4	67.7

	Income (loss) before income taxes	$66.0	$134.6

	Pre-tax profit margin	46%	67%

Corporate*	Net revenues	$2.2	$1.9
	Non-interest expenses	1.9	4.6

	Income (loss) before income taxes	$0.3	($2.7)

Total	Net revenues	$303.9	$367.9
	Non-interest expenses	154.2	145.9

	Income before income taxes	$149.7	$222.0

	Pre-tax profit margin	49%	60%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2012	2011
	(in millions, except share and per share data)

Revenues:
Trading gains	$137.3	$200.3
Commissions and execution fees	100.9	109.2
Interest income	66.6	58.7
Other income	18.3	17.4

Total revenues	323.1	385.6

Interest expense	19.2	17.7

Total net revenues	303.9	367.9

Non-interest expenses:
Execution and clearing	64.6	66.2
Employee compensation and benefits	62.7	52.4
Occupancy, depreciation and amortization	9.9	9.2
Communications	5.7	5.5
General and administrative	11.3	12.6

Total non-interest expenses	154.2	145.9

Income before income taxes	149.7	222.0

Income tax expense	8.7	18.7

Net income	141.0	203.3

Net income attributable to non-controlling interests	129.9	187.0

Net income (loss) available for common stockholders	$11.1	$16.3

Earnings (loss) per share
Basic	$0.24	$0.38
Diluted	$0.24	$0.38

Weighted average common shares outstanding
Basic	45,576,925	42,231,651
Diluted	45,951,464	42,791,822

Comprehensive income:
Net income (loss) available for common stockholders	$11.1	$16.3
Other comprehensive income:
Cumulative translation adjustment, before income taxes	4.1	1.9
Income taxes related to items of other comprehensive income	1.5	0.7
Other comprehensive income (loss), net of tax	2.6	1.2
Comprehensive income (loss) available for common stockholders	$13.7	$17.5

Comprehensive income attributable to non-controlling interests:
Net income attributable to non-controlling interests	129.9	$187.0
Other comprehensive income (loss) - cumulative translation adjustment	31.6	16.6
Comprehensive income attributable to non-controlling interests	$161.5	$203.6

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three months ended
	Ended March 31,
	2012	2011
	(in millions, except share and per share data)

Net income (loss) available for common stockholders	$11.1	$16.3

Other comprehensive income:
Cumulative translation adjustment, before income taxes	4.1	1.9
Income taxes related to items of other comprehensive income	1.5	0.7
Other comprehensive income (loss), net of tax	2.6	1.2

Comprehensive income (loss) available for common stockholders	$13.7	$17.5

Comprehensive income (loss) per share:
Basic	$0.30	$0.41
Diluted	$0.30	$0.41

Weighted average common shares outstanding:
Basic	45,576,925	42,231,651
Diluted	45,951,464	42,791,822

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31,	December 31,
	2012	2011
	(in millions)
Assets
Cash and cash equivalents	$1,551.4	$1,695.5
Cash and securities - segregated for regulatory purposes	11,028.5	10,069.9
Securities purchased under agreements to resell	365.2	375.4
Securities borrowed	3,083.7	2,661.7
Trading assets, at fair value	6,443.6	6,615.1
Receivables from customers, net of allowance	8,458.0	7,024.8
Receivables from brokers, dealers and clearing organizations	1,192.3	1,397.8
Other assets	573.7	564.2

Total assets	$32,696.4	$30,404.4

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$5,674.5	$6,156.1
Securities loaned	1,768.1	1,386.1
Short-term borrowings	14.5	6.5
Other payables:
Customers	19,501.9	17,300.1
Brokers, dealers and clearing organizations	334.1	247.4
Other payables	551.4	520.8
	20,387.4	18,068.3

Senior notes payable and senior secured credit facility	30.2	101.4

Equity
Stockholders' equity	580.4	571.2
Non-controlling interests	4,241.3	4,114.8
Total equity	4,821.7	4,686.0

Total liabilities and equity	$32,696.4	$30,404.4